UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
February 14, 2024
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 14, 2024, the Compensation and Human Capital Committee and the Board of Directors of Northrop Grumman Corporation (the "Company") approved the following compensation-related actions for the Company's named executive officers.

•Approved the 2024 goals under the 2006 Annual Incentive Plan and Incentive Compensation Plan, as amended and restated effective January 1, 2022 (the "ICP"). The financial metrics selected for inclusion in the ICP (and their relative weightings) are as follows: cash flow from operations before discretionary pension funding (35%); segment operating income growth (35%); adjusted operating margin rate* (20%); and non-financial metrics (10%). The non-financial metrics in the ICP are: (1) Diversity, Inclusion and Belonging, (2) Environmental Sustainability, (3) Customer Quality and (4) Customer Satisfaction.

•Awarded Restricted Performance Stock Rights ("RPSR") for the performance period 2024-2026 and approved the metrics for such RPSR awards (and their relative weightings), which will be measured in terms of cumulative free cash flow (1/3); return on invested capital (1/3); and relative total shareholder return (1/3). Awarded Restricted Stock Rights ("RSR") that will vest on February 14, 2027. Similar to prior years, the Compensation and Human Capital Committee did not award any stock options. There are no material changes from 2023 in the terms of the 2024 RPSR and RSR awards for the named executive officers.
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* Adjusted for net pension, purchased intangible amortization, certain other acquisition and divestiture-related items and unforeseen macroeconomic pressures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: February 20, 2024